THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE ARE NON-TRANSFERABLE.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL NOT TRADE THE SECURITIES BEFORE SEPTEMBER 29, 2025.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 29, 2025.

WARRANT CERTIFICATE

GREENPOWER MOTOR COMPANY INC.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY (AS

DEFINED HEREIN).

Warrant Certificate No.: WC#	Right to Purchase 568,181 Common Shares
Number of Warrants: 568,181

This is to certify that, for value received, COUNTRYMAN INVESTMENTS LIMITED of # is the registered holder of FIVE HUNDRED SIXTY-EIGHT THOUSAND ONE HUNDRED EIGHTY- ONE (568,181) common share purchase warrants (each, a "Warrant") of GREENPOWER MOTOR COMPANY INC. (the "Company"). Each Warrant entitles the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the "Warrant Certificate") as Appendix "A" (the "Terms and Conditions"), to acquire from the Company one fully paid and non-assessable common share of the Company (each, a "Warrant Share") at any time prior to 5:00 p.m. (Vancouver time) on May 28, 2027 (the "Time of Expiry") at a price of US$0.44 per Share until the Time of Expiry, subject to the Acceleration Right (as defined in the Terms and Conditions).

1. ONE (1) WARRANT AND THE EXERCISE PRICE (AS DEFINED IN THE TERMS AND CONDITIONS) ARE REQUIRED TO PURCHASE ONE WARRANT SHARE. THIS CERTIFICATE REPRESENTS FIVE HUNDRED SIXTY-EIGHT THOUSAND ONE HUNDRED EIGHTY-ONE (568,181) WARRANTS.

2. These Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

3. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and, from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE TO FOLLOW]

DATED at the City of Vancouver, in the Province of British Columbia, this 28th day of May 2025.

GREENPOWER MOTOR COMPANY INC.

Per:	/s/ Michael Sieffert
Authorized Signatory

The digital signature above shall be deemed to constitute an original signature to this Warrant Certificate.

THIS WARRANT CERTIFICATE MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, EACH OF WHICH MAY BE DELIVERED BY FACSIMILE, BY E-MAIL IN PDF, OR OTHER LEGALLY PERMISSIBLE ELECTRONIC SIGNATURE, AND EACH OF WHICH WILL BE DEEMED TO BE AN ORIGINAL, AND ALL OF WHICH TOGETHER WILL BE DEEMED TO BE ONE AND THE SAME DOCUMENT.

APPENDIX A

TERMS AND CONDITIONS

TERMS AND CONDITIONS dated May 28, 2025 (the "Terms and Conditions"), attached to the Warrant Certificate issued by Greenpower Motor Company Inc.

1. Interpretation

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Business Day" means any day of the year other than Saturday, Sunday or any day on which banks are required or authorized to close in Vancouver, British Columbia;

(b) "Company" means Greenpower Motor Company Inc.;

(c) "Exercise Price" means US$0.44 per Warrant Share until the Time of Expiry, subject to adjustment as provided in Section 4.6;

(d) "Exercise Date" has the meaning given to such term in Section 4.2(a);

(e) "Expiry Date" means May 28 2027, subject to adjustments as provided in Section 2.1;

(f) "Holder" means the holder of the Warrants;

(g) "Issue Date" means the date hereof;

(h) "Loan Agreement" means the loan agreement between Countryman Investments Limited and the Company dated May 28, 2025;

(i) "Person" means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(j) "Principal Amount" means the loan in the principal amount of $250,000 provided to the Company by Countryman Investments Limited pursuant to the Loan Agreement;

(k) "Reorganization" has the meaning given to such term in Section 4.6(a)(ii);

(l) "Shares" means the common shares in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(m) "Subscription Form" has the meaning given to such term in Section 4.1(a);

(n) "Time of Expiry" means 5:00 p.m. (Vancouver time) on the Expiry Date;

(o) "Warrant Certificate" means the Warrant Certificate attached to these Terms and Conditions;

(p) "Warrants" means the common share purchase warrants of the Company represented by the Warrant Certificate; and

(q) "Warrant Shares" means the Shares issuable upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the Province of British Columbia. The Warrant Certificate and these Terms and Conditions are governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Holder irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2. ISSUE OF WARRANTS

2.1 Acceleration Upon Repayment of Principal Amount

(a) If the Principal Amount is reduced or repaid during the first year of the term of the Loan Agreement, the Expiry Date for a pro rata number of the total Warrants (computed based on the amount of the reduction or repayment of the Principal Amount) shall be reset to the date that is the later of: (i) the date that is one year from the Issue Date, and (ii) the date that is 30 days from the reduction or repayment of the Principal Amount.

(b) The remaining warrants shall remain exercisable until the Time of Expiry.

2.2 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.3 Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.4 Replacement of Lost or Damaged Warrant Certificate

(a) If the Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate.

(b) The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of such issue and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.5 Holder Not a Shareholder

The holding of the Warrants will not constitute the Holder a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3. NOTICE

3.1 Notice to Holders

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (a) if mailed by prepaid registered post, on the third Business Day following the mailing thereof; (b) if by electronic facsimile or other electronic communication, on successful transmission; or (c) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (a) if mailed by prepaid registered post, on the third Business Day following the mailing thereof; (b) if by electronic facsimile transmission or other electronic communication, on successful transmission; or (c) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Notices to the Company will be delivered to:

Greenpower Motor Company Inc.

#

Attention: Chief Financial Officer

Email: #

with a copy (which will not constitute notice) to:

Cozen O'Connor LLP

#

Attention: Virgil Hlus

Email: #

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The Holder may exercise its right to purchase the Warrant Shares at the Exercise Price at any time until the Time of Expiry by:

(a) providing the Company with the Warrant Certificate and a completed and executed subscription form, in the form attached as Appendix "B" hereto (the "Subscription Form"), for the number of Warrant Shares which the Holder wishes to purchase;

(b) surrendering the Warrant Certificate and the Subscription Form to the Company at the address set forth in Section 3.2; and

(c) paying the appropriate Exercise Price, in Canadian funds, for the aggregate number of Warrant Shares subscribed for, either by bank draft, certified cheque or money order, payable to the Company, and delivering such payment to the Company at the address set forth in Section 3.2. Alternatively, the Exercise Price may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder upon request.

4.2 Effect of Exercise of Warrants

(a) On the date the Company receives a duly executed Subscription Form and the aggregate Exercise Price for the number of Warrant Shares specified in the Subscription Form (the "Exercise Date"), the Warrant Shares so subscribed for will be deemed to have been issued and the persons to whom such Warrant Shares have been deemed to be issued will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b) As promptly as practicable after the Exercise Date and, in any event, within ten (10) Business Days of the Exercise Date, the Company will cause to be delivered to the person in whose name the Warrant Shares so subscribed for are to be registered as specified in the Subscription Form, and deliver to such person at its respective address specified in the Subscription Form, a certificate for the appropriate number of fully paid and non-assessable Warrant Shares, which will not exceed that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3 Subscription for Less Than Entitlement

The Holder may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, will be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4 Warrants for Fractions of Warrant Shares

If, on exercise or partial exercise of any Warrant, the Holder is entitled to receive a fraction of a Warrant Share, such Warrant may be exercised in respect of such fraction only in combination with another Warrant or Warrants which, in the aggregate, entitle the Holder to receive a whole Warrant Share.

4.5 Limitation on Exercise

Notwithstanding anything to the contrary contained in the Warrant Certificate, the Warrants shall not be exercisable by the Holder, and the Company shall not effect any exercise of the Warrants or otherwise issue any Warrant Shares pursuant hereto, to the extent (but only to the extent) that, after giving effect to such exercise, the Holder or any of its affiliates would beneficially own in excess of 9.9% (the "Maximum Percentage") of the issued and outstanding Shares of the Company after such exercise. To the extent the above limitation applies, the determination of whether a Warrant shall be exercised (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its affiliates) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise a Warrant or to issue Warrant Shares pursuant to this Section shall have any effect on the applicability of the provisions of this Section with respect to any subsequent determination of exercisability. For purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with National Instrument 55-104 Insider Reporting Requirements and Exemptions. The limitations contained in this Section shall apply to a successor Holder of the Warrants. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one business day confirm orally and in writing to the Holder the number of Shares then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Shares, including, without limitation, pursuant to the Warrants. Unless otherwise agreed to by the parties hereto, by written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage provided that: (a) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (b) any such increase or decrease will apply only to the Holder sending such notice.

4.6 Expiration of Warrants

The Holder agrees that, after the Time of Expiry, all rights under the Warrant Certificate and these Terms and Conditions will wholly cease and terminate and the Warrants will be void and of no further force and effect.

4.7 Adjustment of Exercise Price

(a) The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event of and in the manner following:

(i) if and whenever the Shares at any time outstanding are subdivided into a greater, or consolidated into a lesser, number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision or consolidation, the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be; and

(ii) in the case of any capital reorganization or of any reclassification of the capital of the Company, or in the case of the combination, merger, amalgamation or reorganization of the Company with or into any other company (in any case, a "Reorganization"), each Warrant will, after such Reorganization, be deemed to confer the right to purchase the number of Warrant Shares or other securities of the Company (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Company at the time of such Reorganization.

(b) In the case of any Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 4.7 relating to the rights and interest thereafter of the Holder so that the provisions of this Section 4.7 will be made applicable as nearly as reasonably possible to any Warrant Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

(c) The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.7.

(d) The adjustments provided for in this Section 4.7 are cumulative and will become effective immediately after the applicable record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.8 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.7, such questions will be conclusively determine by the independent firm of accountants duly appointed as auditors of the Company, or, if they decline to so act, by any other firm of certified public accountants registered with the Canadian Public Accountability Board that the Company may designate and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

5. MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein, modify the Terms and Conditions for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions.

6. TIME OF ESSENCE

Time will be of the essence hereof.

7. SUCCESSORS

This Warrant Certificate will enure to the benefit of and will be binding upon the Company and its successors.

8. WARRANTS NON-TRANSFERABLE

The Warrants, and any rights attached to any of them, are non-transferable.

 APPENDIX B

SUBSCRIPTION FORM

TO:         Greenpower Motor Company Inc.

#

Attention: Chief Financial Officer

The undersigned Holder of the within Warrant Certificate hereby subscribes for ____________ common shares (the "Shares") of Greenpower Motor Company Inc. (the "Company") pursuant to the within Warrant Certificate at US$0.44 per Share on the Terms and Conditions of the within Warrant Certificate. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares. The undersigned Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Subscription Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)	Address

Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE WILL NOT TRADE THE SECURITIES BEFORE SEPTEMBER 29, 2025.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 29, 2025.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the Subscription Form are being forwarded by mail, they must be sent by registered mail.